UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 17, 2005
LEAR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-11311	13-3386776

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, Michigan	48034

(Address of principal executive offices)	(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events
On October 17, 2005, Lear Corporation (“Lear”) and WL Ross & Co. LLC (“WLR”), a leading private equity firm, issued a joint press release announcing that Lear and WLR had signed a framework agreement providing for a joint venture relationship to explore strategic acquisition opportunities in the automotive interior components sector. Franklin Mutual Advisers, LLC, which is also a party to the framework agreement, has agreed to co-invest in the proposed joint venture with WLR. Among the opportunities the partners intend the proposed joint venture to explore is the acquisition of all or a portion of Collins & Aikman Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (c)  Exhibits

Exhibit	Description
Number

Exhibit 99.1	Press Release dated October 17, 2005, filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation
Date: October 17, 2005	By:	/s/ Daniel A. Ninivaggi
		Name:	Daniel A. Ninivaggi
		Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated October 17, 2005, filed herewith.

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